DFA INVESTMENT DIMENSIONS GROUP INC.
U.S. Small Cap Value Portfolio
DFA Real Estate Securities Portfolio

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF EACH PORTFOLIO LISTED ABOVE

The purpose of this supplement to the Statement of Additional Information (“SAI”) dated February 28, 2026, as amended, of the portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of DFA Investment Dimensions Group Inc. (the “Fund”), is to notify shareholders of the following changes approved for each Portfolio by the Board of Directors of the Fund.

I.
The fundamental investment limitation regarding concentration with respect to the U.S. Small Cap Value Portfolio in the “Investment Limitations” section of the SAI is deleted in its entirety and replaced with the following:

The Portfolio will not concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

II.
The fundamental investment limitation regarding concentration with respect to the DFA Real Estate Securities Portfolio in the “Investment Limitations” section of the SAI is deleted in its entirety and replaced with the following:

The Portfolio will not concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry.

The date of this Supplement is July 16, 2026